EXHIBIT 10.6

PROMISSORY NOTE

$250,000.00

December 12, 2003

FOR VALUE RECEIVED, the undersigned, TOR MINERALS INTERNATIONAL, INC. (herein referred to as "TOR"), of 722 Burleson, Corpus Christi, Texas 78403, hereby promises and agrees to pay to the order of DOUGLAS MACDONALD HARTMAN FAMILY IRREVOCABLE TRUST (herein referred to as "Trust"), at its place of business, c/o Douglas M. Hartman, Hartman & Associates, 10711 Burnet #330, Austin, Texas 78758, or at such other location as the holder hereof many at any time or from time to time designate in writing, the principal sum of TWO HUNDRED FIFTY THOUSAND and no/100 DOLLARS ($250,000.00) together with interest on the unpaid principal balance hereon outstanding from time to time prior to maturity at a rate which is the lesser from time to time of: (i) a variable rate which is four percent (4.0%) per annum ABOVE THE REFERENCE RATE as such varies from time to time, such variable rate to change at the same time and with changes in the said Reference Rate; or (ii) the maximum legal rate which may be lawfully contracted for, charged or received hereon from time to time under applicable law; or (iii) 17.5% per annum.

As used herein, the "Reference Rate" shall mean the Wall Street Journal Prime Rate as reported in the Money Rates section of the Wall Street Journal which is based on the base rate on corporate loans at large U.S. money center commercial banks. If the Wall Street Journal Prime Rate ceases to be made available by the publisher, or any successor to the publisher, the interest rate will be determined by using a comparable index. If more than one Wall Street Journal Prime Rate is quoted, the higher rate shall apply. The Wall Street Journal Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

Principal shall be due and payable on or before February 15, 2005 (the "maturity date"). Accrued interest shall be due and payable on a monthly basis commencing January 15, 2004, and on the same day of each succeeding month thereafter, and at maturity.

Late Charge. If any payment required under this Note is not paid within ten (10) days of the day such payment becomes due and payable, then TOR shall pay to Trust, subject to the provisions of this Note limiting the amount of interest, the payment of a late charge (the "Late Charge") to compensate Trust for the loss of use of funds and for the administrative expenses and costs of handling such delinquent payment equal to a one-time charge of five percent (5%) of the amount of such payment that was not timely paid (but such Late Charge together with all interest payable hereon shall not exceed the maximum lawful rate). Trust is not obligated to accept any past due payment that is not accompanied by a Late Charge, but may accept such payment without waiving its rights to collect the Late Charge. In no event shall a Late Charge be payable by reason of the acceleration of the indebtedness evidenced by this Note; therefore, a Late Charge would only be due and payable with respect to payments under this Note which become delinquent prior to the acceleration of the indebtedness evidenced hereby.

The undersigned may prepay, upon obtaining the consent of the holder hereof, part or all of the principal of this Note prior to maturity, with interest to date of prepayment, without penalty. Any and all amounts so prepaid shall be applied first to unpaid accrued interest to the date of such prepayment and then to the reduction of the principal of this Note in the inverse order of maturity.

This Note is being made pursuant to a Loan Agreement of even date and is secured by a Security Agreement of event date herewith providing subordinated liens and security interests covering certain collateral owned by Maker.

If default shall be made in the payment of any principal or interest hereunder when the same shall become due and payable, or in the event of failure to keep and perform any of the covenants or agreements contained in the documents securing payment hereof or otherwise executed in connection herewith, then, at the option of the holder hereof, without notice the whole of the unpaid principal sum and accrued interest on this Note and all other sums payable under this Note shall be immediately due and payable.

The holder of the Note may extend time of payment, either before of after maturity, accept partial payment, accept security, exchange, or release security, or accept additional security, without thereby changing or releasing the liability of the undersigned or any other parties now or hereafter liable hereon all of whom hereby waive presentment, protest, and demand, notice of protest, demand, and dishonor, notice of nonpayment, and diligence in collecting or bring suit against any party hereto.

Notwithstanding any provision of this Note, the total liability for payment of interest shall not exceed the applicable limits of the statutes of the State of Texas, and all such provisions of this Note shall be deemed to be hereby modified accordingly. All parties to this Note intend to comply with applicable usury law. All existing and future agreements regarding the debt evidenced by this Note are hereby limited and controlled by the provisions of this Section. In no event (including but not limited to prepayment, default, demand for payment, or acceleration of maturity) shall the interest taken, reserved, contracted for, charged or received under this Note or under any of the other documents executed in connection therewith or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, then ipso facto, such document shall be reformed and the interest payable reduced to the Maximum Amount, without necessity of execution of any amendment or new document. If the holder hereof ever receives interest in an amount which apart from this provision would exceed the Maximum Amount, the excess shall, without penalty, be applied to the unpaid principal of this Note in inverse order of maturity of installments and not to the payment of interest, or be refunded to the payor if the principal is paid in full. The holder hereof does not intend to charge or receive unearned interest on acceleration. All interest paid or agreed to be paid to the holder hereof shall be spread throughout the full term (including any renewal or extension) of the debt so that the amount of interest does not exceed the Maximum Amount.

If more than one person or entity executes this Note as TOR, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. TOR and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies hereon against TOR or others liable or to become liable hereon or to enforce its rights against them or any security herefor; (iv) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to non-exclusive personal jurisdiction in the State of Texas, and venue in the county in which payment is to be made as specified on the first page of this Note, for the enforcement of any and all obligations under Note.

In the event this Note is placed in the hands of an attorney for collection or suit is filed hereon or if proceedings are had in bankruptcy, receivership, reorganization or other legal or judicial proceedings for the collection hereof, the undersigned hereby agrees to pay fifteen percent (15%) additional on the principal and interest then due hereon as attorney's fees.

This Note, the loan evidenced hereby and all agreements between Trust and TOR relating to the loan evidenced hereby shall be deemed contracts made under the laws of the State of Texas and for all purposes shall be interpreted under such laws. THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY TEXAS LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW. VENUE FOR ENFORCEMENT OF THIS NOTE AND ALL OBLIGATIONS OF TOR HEREUNDER IS SET AND AGREED IN NUECES COUNTY, TEXAS FOR ALL PURPOSES.

NOTICE TO BORROWER: THIS LOAN IS PAYABLE IN FULL ON THE MATURITY DATE. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID ACCRUED INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL THEREFORE BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER WILLING TO LEND YOU THE MONEY AT PREVAILING MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER OR LOWER THAN THE INTEREST RATE ON THIS LOAN. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER.

NOTICE TO BORROWER: UNDER TEXAS LAW, IF YOU CONSENT TO THIS AGREEMENT, YOU MAY BE SUBJECT TO A FUTURE RATE AS HIGH AS 17.5 PERCENT PER YEAR.

TOR MINERALS INTERNATIONAL, INC.

By: ________________________________

Richard L. Bowers

Its President and CEO